APRIL 27, 2026
SUPPLEMENT TO
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 30, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective June 30, 2026, Douglas W. McLane, CFA will replace Adam H. Illfelder, CFA and Matthew C. Hand, CFA as the portfolio manager to the equity portion of the Hartford Balanced HLS Fund. Loren L. Moran, CFA will remain as the portfolio manager to the fixed income portion of the Hartford Balanced HLS Fund. A summary of the changes to the Hartford Balanced HLS Fund effective June 30, 2026 is below.
(A) Hartford Balanced HLS Fund’s portfolio managers will be as follows:
Portfolio Manager	Title	Involved with Fund Since
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	June 2026
Loren L. Moran, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
(B) Hartford Balanced HLS Fund’s investment process with respect to the selection of equity securities, as disclosed in the section “Additional Information Regarding Investment Strategies and Risks –  Balanced HLS Fund,” will be as follows:
With respect to the equity portion of the Fund, Wellington Management evaluates securities using a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The fundamental analysis seeks to identify companies with improving quality metrics, business momentum and attractive relative valuations. The fundamental research emphasizes the sustainability of a business’s competitive advantages, revenue and margin drivers, and cash generation capacity. This research is aided by a proprietary screening tool that helps to identify companies with these characteristics. Wellington Management also evaluates the following regarding a company: capital allocation discipline, off-financial statement factors, management track record, and analysis of products and competition.
(C) Hartford Balanced HLS Fund’s additional risks will include “Quantitative Investing Risk.” This risk is discussed in the “More Information About Risks” section of the Fund’s Statutory Prospectus.
(D) Additional information for Mr. McLane, CFA will include:
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the Fund since June 2026. Mr. McLane joined Wellington Management as an investment professional in 2011.
(2) Effective April 30, 2026, Brian J. Schmeer, CFA will no longer serve as a portfolio manager for the Hartford Dividend and Growth HLS Fund. Matthew G. Baker and Nataliya Kofman will remain as portfolio managers for the Hartford Dividend and Growth HLS Fund.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7777
April 2026